                                                                    Exhibit 99.1

For Immediate Release

               CRITICAL PATH ANNOUNCES FIRST QUARTER 2003 RESULTS

SAN FRANCISCO -- (APRIL 29, 2003) Critical Path, Inc. (Nasdaq: CPTH) a global leader in digital communications software and services, today announced financial results for the first quarter ended March 31, 2003.

         Revenues for the first quarter of 2003 were $18.0 million, compared to $21.8 million in the fourth quarter of 2002. Cash operating expenses which exclude amortization, depreciation and restructuring charges were $26.0 million in the first quarter of 2003, compared with $26.0 million in the fourth quarter of 2002.

         Based on Generally Accepted Accounting Principles (GAAP) in the United States, net loss attributable to common shares for the first quarter of 2003 improved to $26.9 million, or $0.34 per share, compared to $34.2 million, or $0.43 per share, in the fourth quarter of 2002.

         Earnings before interest, taxes, depreciation, and amortization, adjusted to exclude special charges (Adjusted EBITDA), amounted to a loss of $7.9 million in the first quarter, compared to an Adjusted EBITDA loss of $4.2 million in the fourth quarter of 2002.

         "Although revenues level were lower than we expected, we are excited by the amount of customer activity we saw and are energized by recent successes, such as the launch of our world-class hosted messaging platform with HP and our relationship with T-Mobile," said William McGlashan, Jr., Critical Path chairman and chief executive officer. "Through continued execution we believe we will be able to achieve our financial goals for this coming quarter and the year."

         During the quarter, Critical Path delivered software solutions for driving down helpdesk costs to customers such as UBS AG, DHL and the Danzas Group, and a major US-based conglomerate, among other firms. These solutions enable customers to more efficiently administer passwords, consolidate user identity data across security applications and systems, integrate Microsoft's ActiveDirectory with existing infrastructure, and create whitepages directories for large, highly distributed organizations. Critical Path also delivered additional software solutions that enable telecommunications carriers and service providers to offer new revenue-generating premium services. Key customers included Wind Telecomunicazioni, SEAT Pagine Gialle (formerly Telecom Italia), SANPAOLO Group, and Swisscom, among others.


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                          Critical Path Announces First Quarter 2003 Results / 2

REGULATION G

         The Company uses both GAAP and non-GAAP metrics to measure its financial results. It utilizes two primary non-GAAP metrics: cash operating expenses and Adjusted EBITDA. Management believes that, in addition to GAAP metrics, these non-GAAP metrics assist the Company in measuring its cash based performance. In addition, management believes these non-GAAP metrics are useful to investors because they remove unusual and nonrecurring charges that occur in the affected period and provide a basis for measuring the Company's financial condition against other quarters. Since the Company has historically reported non-GAAP results to the investment community, management also believes the inclusion of non-GAAP measures provides consistency in its financial reporting. However, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The calculations for cash operating expenses and Adjusted EBITDA are in the Alternative Measurement Reconciliation table below.

CONFERENCE CALL

         Critical Path will host a conference call today to discuss the financial results for the first quarter 2003. Those who would like to participate in the conference call should dial 877/231-3543 or 706/634-1329 (international) prior to 4:50 PM ET on the day of the call. The conference call and its replay will also be Web cast and are accessible from the Company's Web site, www.criticalpath.net. A telephone replay of the conference call will be available for seven days following the call. To access the replay, please dial
(800) 642-1687 or (706) 645-9291 (international), passcode 9811034.

ABOUT CRITICAL PATH, INC.

Critical Path, Inc. (Nasdaq: CPTH) is a global leader in digital communications software and services. The company provides messaging solutions -- from wireless, secure and unified messaging to basic email and personal information management -- as well as identity management solutions that simplify user profile management and strengthen information security. The standards-based Critical Path Communications Platform, built to perform reliably at the scale of public networks, delivers the industry's lowest total cost of ownership for messaging solutions and lays a solid foundation for next-generation communications services. Solutions are available on a hosted or licensed basis. Critical Path's customers include more than 700 enterprises, 190 carriers and service providers, eight national postal authorities and 35 government agencies. Critical Path is headquartered in San Francisco. More information can be found at www.criticalpath.net


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                          Critical Path Announces First Quarter 2003 Results / 3

FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements, including the Company's statements regarding, its finance, business and operations including anticipated or projected revenue, expenses and operational growth, markets, strategic partners and potential customers for Critical Path products and services. The words "anticipate," "expect," "intend," "plan," "believe," "seek," and "estimate" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially. Factors that might cause future results to differ materially from those projected in the forward-looking statements include, but are not limited to, difficulties of forecasting future results due to our limited operating history, failure to meet sales and revenue objectives, forecasts and earnings guidance, general economic conditions in markets in which the Company does business, worldwide slow down in technology spending by our customers and potential customers, failure to negotiate favorable or timely deals with strategic partners for the distribution of our products and services, the relative success of strategic partnerships and global sales alliances, our evolving business strategies and the emerging nature of the market for our products and services, turnover within and integration of senior management, board of directors members and other key personnel, difficulties in delivering and marketing our product and service offerings, protection of our intellectual property, failure to successfully expand our sales and marketing activities, potential difficulties associated with restructuring, strategic relationships, investments and uncollected bills, volatility in the market for stock and risks associated with potential delisting actions by the market on which we are listed, risks associated with our international operations, foreign currency fluctuations, unplanned system interruptions and capacity constraints, software defects, and those discussed elsewhere in this announcement and the attached statements. These and other risks and uncertainties are described in more detail in Critical Path's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as may be amended from time to time, and all subsequent filings with the Securities and Exchange Commission (www.sec.gov)

Note to Editors: Critical Path and the Critical Path logo are the trademarks of Critical Path, Inc.


CRITICAL PATH CONTACT INFORMATION:
     Mike Bishop
     Investor Relations
     415-541-2619
     mike.bishop@criticalpath.net


                                TABLES TO FOLLOW


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                          Critical Path Announces First Quarter 2003 Results / 4


                               CRITICAL PATH, INC.
                      Condensed Consolidated Balance Sheets
                                 (In thousands)

                                                                   December 31,      March 31,
                                                                      2002             2003
                                                                      ----             ----
                                                                           (Unaudited)
                                              ASSETS
Current assets
  Cash and cash equivalents                                         $  33,498        $  31,409
  Short-term marketable securities                                      5,583               --
  Accounts receivable, net                                             22,818           19,839
  Other current assets                                                  4,030            6,839
                                                                    ---------        ---------
    Total current assets                                               65,929           58,087
Long-term marketable securities                                         3,990               --
Equity investments                                                        357              354
Property and equipment, net                                            18,142           18,092
Goodwill                                                                6,613            6,613
Restricted cash                                                         2,729               --
Other assets                                                            6,246            6,749
                                                                    ---------        ---------
    Total assets                                                    $ 104,006        $  89,895
                                                                    =========        =========

    LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities

  Accounts payable                                                  $  28,093        $  26,797
  Accrued liabilities                                                   3,764            3,860
  Deferred revenue                                                     10,788            9,496
  Line of credit facility                                                  --            4,900
  Capital lease and other obligations, current                          3,323            3,288
                                                                    ---------        ---------
    Total current liabilities                                          45,968           48,341
Convertible subordinated notes payable                                 38,360           38,360
Capital lease and other obligations, long-term                          1,332            1,060
                                                                    ---------        ---------
    Total liabilities                                                  85,660           87,761
                                                                    ---------        ---------
Mandatorily redeemable preferred stock                                 26,900           36,765

Shareholders' deficit                                                  (8,554)         (34,631)
                                                                    ---------        ---------
    Total liabilities, mandatorily redeemable preferred stock
      and shareholders' deficit                                     $ 104,006        $  89,895
                                                                    =========        =========


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                          Critical Path Announces First Quarter 2003 Results / 5


                               CRITICAL PATH, INC.
                 Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)

                                                                   Three Months Ended
                                                                   ------------------
                                                         March 31,     December 31,    March 31,
                                                           2002           2002           2003
                                                           ----           ----           ----
                                                                       (Unaudited)
Net revenues
  Software license                                       $ 10,911       $  7,436       $  5,047
  Hosted messaging                                          6,964          5,886          5,386
  Professional services                                     1,937          3,958          3,220
  Maintenance and support                                   3,877          4,554          4,381
                                                         --------       --------       --------
      Total net revenues                                   23,689         21,834         18,034
                                                         --------       --------       --------
Cost of net revenues
  Software license                                            287          1,246          1,797
  Hosted messaging                                          7,817          6,468          6,263
  Professional services                                     2,443          3,018          3,450
  Maintenance and support                                   2,103          2,121          1,929
  Amortization of purchased technology                      4,630          4,630             --
  Stock-based expense - Hosted messaging                      185             60              8
  Stock-based expense - Professional services                  81             26              3
  Stock-based expense - Maintenance and support               151             49              6
                                                         --------       --------       --------
      Total cost of net revenues                           17,697         17,618         13,456
                                                         --------       --------       --------
Gross profit                                                5,992          4,216          4,578
                                                         --------       --------       --------
Operating expenses
  Sales and marketing                                      10,943         10,342          9,309
  Research and development                                  5,002          4,320          4,623
  General and administrative                                6,678          3,792          3,226
  Amortization of intangible assets                         6,141          6,206             --
  Stock-based expense - Sales and marketing                 2,536            240             18
  Stock-based expense - Research and development              422            152             15
  Stock-based expense - General and administrative            297             61              9
  Restructuring and other expense                              --          1,629          3,189
                                                         --------       --------       --------
      Total operating expenses                             32,019         26,742         20,389
                                                         --------       --------       --------
Loss from operations                                      (26,027)       (22,526)       (15,811)
Non-operating expenses
  Interest and other income (expense), net                    629         (5,049)        (6,427)
  Interest expense                                           (783)          (492)          (769)
  Equity in net loss of joint venture                        (403)            --             --
  Loss on investments                                          --         (1,530)            --
                                                         --------       --------       --------
      Total non-operating expenses                           (557)        (7,071)        (7,196)
                                                         --------       --------       --------
Net loss before income taxes                              (26,584)       (29,597)       (23,007)
Benefit from (provision for) income taxes                     573           (724)          (194)
                                                         --------       --------       --------
Net loss                                                  (26,011)       (30,321)       (23,201)
Accretion on mandatorily redeemable preferred stock        (3,206)        (3,837)        (3,665)
                                                         --------       --------       --------
Net loss attributable to common shares                   $(29,217)      $(34,158)      $(26,866)
                                                         ========       ========       ========

Net loss per share - basic and diluted
  Net loss attributable to common shares                 $  (0.38)      $  (0.43)      $  (0.34)
                                                         ========       ========       ========
  Weighted average common shares outstanding               76,514         78,557         78,664


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                          Critical Path Announces First Quarter 2003 Results / 6


                               CRITICAL PATH, INC.
                     Alternative Measurement Reconciliations
                                 (In thousands)

                                                                                 Three Months Ended
                                                                                 ------------------
                                                                       March 31,     December 31,    March 31,
                                                                         2002           2002           2003
                                                                         ----           ----           ----
                                                                                     (Unaudited)
ADJUSTED EBITDA (1)
Net loss attributable to common shares                                 $(29,217)      $(34,158)      $(26,866)
Adjustments
  Cost of net revenues
    Depreciation                                                          4,979          3,407          2,849
    Amortization of purchased technology                                  4,630          4,630             --
    Stock-based expense - Hosted messaging                                  185             60              8
    Stock-based expense - Professional services                              81             26              3
    Stock-based expense - Maintenance and support                           151             49              6
  Operating expenses

    Depreciation                                                          2,821          1,914          1,775
    Amortization of intangible assets                                     6,141          6,206             --
    Stock-based expense - Sales and marketing                             2,536            240             18
    Stock-based expense - Research and development                          422            152             15
    Stock-based expense - General and administrative                        297             61              9
    Restructuring and other expense                                          --          1,629          3,189
  Non-operating expenses

    Interest and other income and expense, net
      Change in fair-value of preferred stock instrument                     --          5,280          6,200
      Other income and expense, net                                        (629)          (231)           227
    Interest expense                                                        783            492            769
    Equity in net loss of joint venture                                     403             --             --
    Loss on investments                                                      --          1,530             --
    Benefit from or provision for income taxes                             (573)           724            194
    Accretion on redeemable convertible preferred stock                   3,206          3,837          3,665
                                                                       --------       --------       --------
  Total non-cash and non-operating adjustments (2)                       25,433         30,006         18,927
                                                                       --------       --------       --------
Adjusted EBITDA (1)                                                    $ (3,784)      $ (4,152)      $ (7,939)
                                                                       ========       ========       ========

CASH OPERATING COSTS
Net loss attributable to common shares                                 $(29,217)      $(34,158)      $(26,866)
Adjustments

  Total net revenues                                                    (23,689)       (21,834)       (18,034)
  Total non-cash, restructuring and non-operating adjustments (2)        25,433         30,006         18,927
                                                                       --------       --------       --------
Cash Operating Costs                                                   $(27,473)      $(25,986)      $(25,973)
                                                                       ========       ========       ========


(1) Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted to exclude non-cash stock-based charges, extraordinary restructuring expenses, accretion on redeemable convertible preferred stock and other non-operating expenses.

(2) Total non-cash, restructuring and non-operating adjustments is defined in the Adjusted EBITDA table presented above.

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